UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2013

__________

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

InnSuites Hotels Centre, 1625 E. Northern Avenue,
Suite 105, Phoenix, Arizona	85020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm

On February 6, 2013, Moss Adams LLP (“Moss Adams”) notified InnSuites Hospitality Trust (the “Trust”) that it was resigning as the Trust’s independent registered public accounting firm effective immediately. The Trust’s Board of Trustees has accepted the resignation of Moss Adams.

The reports of Moss Adams on the Trust’s financial statements for the fiscal years ended January 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2012 and 2011, and in the subsequent interim periods through February 6, 2013, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the matter in its report.

As of January 31, 2012, the Trust reported a material weakness relating to the internal control over information technology as more fully described in Part II, Item 9A of the Trust’s Annual Report on Form 10-K for the year ended January 31, 2012. The Audit Committee of the Trust’s Board of Directors discussed this subject matter with Moss Adams, and the Trust has authorized Moss Adams to respond fully to the inquiries of the successor accountant concerning this matter.

Except as set forth above, in connection with the audits of the Trust’s financial statements for the fiscal years ended January 31, 2012 and 2011, and in the subsequent interim periods through February 6, 2013, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Trust provided Moss Adams with a copy of the foregoing disclosures and requested Moss Adams to furnish the Trust with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On February 11, 2013,  the Trust appointed Semple, Marchal & Cooper, LLP as the Trust’s new independent registered public accounting firm. During the fiscal years ended January 31, 2012 and 2011, and during all subsequent interim periods through February 11, 2013, the Trust did not consult Semple, Marchal & Cooper, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Trust’s financial statements or any matter that was the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Pamela J. Barnhill
Pamela J. Barnhill
President and Chief Operating Officer

Date: February 12, 2013

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission regarding a change in certifying accountant.